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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                       -----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 3, 2002


                           HANOVER COMPRESSOR COMPANY
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     1-13071                   76-0625124
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                      Identification No.)

   12001 North Houston Rosslyn
         Houston, Texas                                            77086
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (281) 447-8787

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Item 5. Other Events.

Hanover Compressor Company (NYSE: HC), the leading provider of outsourced natural gas compression services, today reported it received notification from the general partner of GKH Investments, L.P., GKH Private Limited, and GKH Partners, L.P. (collectively "GKH"), of their decision to distribute to the limited partners and general partners 10,000,000 shares of the 18,274,795 shares GKH owns of Hanover's common stock. At November 30, 2002, Hanover Compressor had approximately 80,500,000 shares outstanding.

A copy of the letter sent by GKH to the Company is attached to this report as
Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

     Not  applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

     99.1 Letter from GKH Partners, L.P. to Mark S. Berg, Senior Vice President and General Counsel of Hanover Compressor Company dated December 3, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                HANOVER COMPRESSOR COMPANY

Date:    December 3, 2002       By:    /s/ Mark S. Berg
                                       -----------------------------------------
                                Name:  Mark S. Berg
                                Title: Senior Vice President and General Counsel

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                                  Exhibit Index

Exhibit
Number    Description
------    ----------------------------------------------------------------------

99.1 Letter from GKH Partners, L.P. to Mark S. Berg, Senior Vice President and General Counsel of Hanover Compressor Company dated December 3, 2002.